EXHIBIT 10.2

AMENDMENT NO. 7 TO CREDIT AGREEMENT

AMENDMENT, dated as of June 15, 2007 (this “Amendment”), to the Credit Agreement, dated as of November 7, 2006, as amended by Amendment to Credit Agreement, dated as of February 6, 2007, by Amendment No. 2 to Credit Agreement, dated as of March 30, 2007, by Amendment No. 3 to Credit Agreement, dated as of April 9, 2007, and by Amendment No. 4, dated as of April 23, 2007, Amendment No. 5, dated as of May 1, 2007, and Amendment No. 6 dates as of May 31, 2007 (the “Agreement”), among InPhonic, Inc., a Delaware corporation (the “Borrower”), the Lenders listed on the signature pages hereof as Lenders, and Citicorp North America, Inc., as Administrative Agent.

WHEREAS, the parties hereto have previously entered into the Agreement; and

WHEREAS, the parties have agreed to amend the Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Agreement.

Section 2. Effectiveness of the Amendment. This Amendment shall become effective upon receipt by the Administrative Agent of:

(a)	counterparts hereof duly executed by:

(i)	the Borrower,

(ii)	each of the Guarantors,

(iii)	the Administrative Agent, and

(iv)	each Lender; and

(b)	confirmation of the due authorization of this Amendment by the Borrower and each Guarantor in form and substance satisfactory to the Administrative Agent and the Lenders.

Section 3. Amendment to Agreement – Post-Closing Covenants.

Section 6.01(b). The phrase: “by June 15, 2007 with respect to the fiscal quarter ended March 31, 2007 and within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ended June 29, 2007).” shall be replaced with the phrase, “by June 19, 2007 with respect to the fiscal quarter ended March 31, 2007 and within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ended June 30, 2007).”

Section 4. Waiver. With respect to the annual financial statements for the year-ended December 31, 2006, the Administrative Agent and the Lenders hereby waive the requirement set forth in Section 6.01(a) of the Agreement that Borrower deliver an opinion (the “Internal Controls Opinion for 2007”) of a Registered Public Accounting Firm independently assessing the Borrower’s internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2, and Section 404 of Sarbanes-Oxley expressing a conclusion that contains no statement that there is a material weakness in such internal controls to the extent that the Internal Controls Opinion for 2007 (x) is delivered later than March 31, 2007 and (y) mentions that there are material weaknesses in such internal controls; provided that the waiver in this Section 4 shall terminate and be of no force or effect unless (i) the Borrower cures all of the material weakness in internal controls (identified in Schedule A to Amendment No. 2 to Credit Agreement dated as of March 30, 2007 or in the Internal Controls Opinion for 2007) by July 1, 2007, and (ii) the Borrower receives the Internal Controls Opinion for 2007 (and delivers a copy to the Administrative Agent and the Lenders) by July 1, 2007.

Section 5. Representations and Warranties. The Borrower hereby repeats and restates those representations and warranties set forth in Article V of the Agreement, as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), which representations and warranties are hereby incorporated herein by reference, as if specifically set forth herein; provided that references to “the Agreement” in any Loan Documents shall be and are deemed to mean the Agreement as amended hereby. The Borrower represents and warrants that attached to Amendment No. 2 to Credit Agreement dated as of March 30, 2007 as Schedule A is a brief description of the material weaknesses in the Borrower’s internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2, and Section 404 of Sarbanes-Oxley identified with respect to the annual financial statements for the year-ended December 31, 2006. The Borrower hereby represents and warrants that, after giving effect to this Amendment, no Default or Event of Default exists on the date of this Amendment.

Section 6. Consent of Guarantors. By signing below, each of the Guarantors irrevocably consents and agrees to this Amendment.

Section 7. Miscellaneous. This Amendment may be executed by one or more of the parties to this Amendment on any number of counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment is a Loan Document. The Borrower shall pay or reimburse each of the Lenders and the Administrative Agent for all of their reasonable out-of-pocket expenses in connection with the negotiation, preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Fried, Frank, Harris, Shriver & Jacobson, LLP. The provisions of Sections 10.14 and 10.15 of the Agreement are incorporated by reference into this Amendment mutatis mutandis. This Amendment shall not constitute an amendment or waiver of any of the terms and provisions of the Agreement and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower or any Guarantor, except to the extent expressly set forth herein. Except as specifically set forth herein, all of the terms and provisions of the Agreement and the other Loan Documents are and shall remain in full force and effect and the Borrower and the Guarantors shall continue to be bound by such terms and provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

Borrower:

INPHONIC, INC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

Guarantors:

CAIS ACQUISITION, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

CAIS ACQUISITION II, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

FON ACQUISITION, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

MOBILE TECHNOLOGY SERVICES, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

[Signature Page to Amendment No. 7 to InPhonic Credit Agreement]

SIMIPC ACQUISITION CORP.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

STAR NUMBER, INC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

1010 INTERACTIVE, LLC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

[Signature Page to Amendment No. 7 to InPhonic Credit Agreement]

CITICORP NORTH AMERICA, INC., as Administrative Agent and as a Lender

By:	/s/ Matthieu Boulanger
Name: Matthieu Boulanger
Title: Director/Vice President

[Signature Page to Amendment No. 7 to InPhonic Credit Agreement]

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender

By:	/s/ Kenneth Eberts
Name: Kenneth Eberts
Title: Managing Director, Goldman, Sachs & Co. Attorney-In-Fact, Goldman Sachs Credit Partners

[Signature Page to Amendment No. 7 to InPhonic Credit Agreement]

AP INPHONIC HOLDINGS, LLC, as a Lender

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Managing Director

[Signature Page to Amendment No. 7 to InPhonic Credit Agreement]